Exhibit 10.15

The fast loan contract of small and micro-enterprises

Contract No. :320009115637385676

Borrower (Party A)

Name of borrower: Jiangsu Huhu Electromechanical Technology Co., LTD

Address: 3-1208 Tian ‘an Wisdom City, 228 Linghu Avenue, Xinwu

District, Wuxi City, Jiangsu Province

Postal Code: 214028

Legal representative (responsible person) : Yinglai Wang

Fax:        Tel: 13585087427

Joint Borrower Name: Yinglai Wang

Address: A3-1208, Tian ‘an Smart City, Wuxi

Postal Code: 214028

Certificate Name: Resident ID Card

Certificate No. : 320922198302165723

Tel: 18112388986

Lender (Party B) : China Construction Bank Co., LTD. Wuxi Branch

Address: 88 Wuai Road

Postal code: 214001

Person in charge: Han Yong

Fax: 86-0510-82812989 Tel:

In accordance with relevant laws, regulations and rules, Party A and Party B have reached an agreement through consultation to enter into this agreement. This Contract is for mutual observance.

Article 1 Loan Amount

The loan amount provided by Party B to Party A shall be RMB three million Yuan (in words) only.

The loan amount mentioned herein refers to the principal balance limit of the working capital loan provided by Party B to Party A during the validity period of the loan amount agreed herein.Party A may recycle the loan amount during the effective period of the loan amount.As long as the outstanding loan principal balance of Party A under this Contract does not exceed the loan amount, Party A may apply for loans continuously, regardless of the number of loans and the amount of each loan, provided that the sum of the loan amount applied by Party A and the outstanding loan principal balance of Party A under this Contract shall not exceed the loan amount.

Article 2 Purpose of the Loan and source of repayment

Party A shall use the loan for daily production and operation turnover.

The repayment source of the loan hereunder shall be the funds collected from production and operation.

Article 3 Term of validity of the loan amount

The effective period of loan limit is from November 03, 2021 to November 03, 2022. Upon termination of the term of the facility, the unspent loan limit will automatically lapse.

Article 4 Use of the loan limit

During the term of validity of the loan limit and within the loan limit, Party A may apply for the loan as required, and Party B shall, according to Party A’s application and the provisions of this Contract, issue the loan funds to the agreed loan issuing account.

The starting date of a single loan term shall be the date on which the loan funds are released to the loan issuing account.

The maturity date of a single loan within the loan limit is the maturity date of the loan limit.

Article 5 Loan interest rate, penalty interest rate, interest calculation and settlement

1. Loan interest rate

The Loan interest rate under this Contract shall be executed at 4.0525%, i.e. LPR interest rate plus (fill in “plus” or “minus”) 20.25 basis points (1 basis point =0.01%, precise to 0.01 basis point), which shall remain unchanged during the term of the loan.

2. Penalty interest rate

If Party A fails to use the loan according to the contract purpose, the penalty interest rate shall be 100% above the loan interest rate. If the loan is overdue, the penalty interest rate shall be 50% higher than the loan interest rate. For loans that are overdue and misappropriated at the same time, the penalty interest and compound interest shall be charged at a higher interest rate.

3. The starting interest date mentioned in this Article refers to the date on which a single loan is transferred to the loan issuing account (hereinafter referred to as the Loan Issuing Account) stipulated in Article 7 of this Contract.The LPR interest rate hereunder refers to the one-year loan market quoted interest rate (LPR) of the national Inter-bank Lending Center one business day prior to the effective date of this Contract.

4. Loan interest shall be calculated from the date the loan is transferred to the loan issuing account.The loan is charged with interest on a daily basis. The daily interest rate is equal to the annual interest rate /360.If Party A fails to pay the interest on the interest settlement date agreed herein, the interest will be compounded from the next day.

5. Interest settlement

The loan hereunder shall be paid with interest on a monthly basis, and the date of payment shall be fixed on the 20th day of each month.

Article 6 Issuance and payment of the Loan

1. Preconditions for granting loans

Unless waived in whole or in part by Party B, Party B shall be obliged to extend the Loan only if all of the following conditions continue to be met:

I. Party A has completed the approval, registration, delivery Insurance and other legal formalities;

II. If there is any guarantee in this Contract, the guarantee meeting Party B’s requirements has taken effect and continues to exist Effective;

III. Party A has opened an account for withdrawal and repayment as required by Party B;

IV. Party B has received and approved Party A’s application for loan and expenditure;

V. Party A has not committed any breach as agreed herein;

VI. None of the circumstances that may endanger the creditor’s rights of Party B agreed herein has occurred;

VII. Party B’s issuance of this Contract is not prohibited or restricted by laws, regulations or competent authorities

VIII. The loan under the same item;

IX. Party A’s financial indicators continue to meet the relevant requirements of Party B for granting loans;

X. Party A has submitted relevant materials before the loan issuance in accordance with provisions hereof;

XI. The materials provided by Party A to Party B are legal, true, complete, accurate and valid, and meet other requirements of Party B;

XII. Other preconditions: None.

2. Loan payment

The loan payment under this Contract shall be made in the following method [1] :

I. Party A shall pay the loan independently.

After Party B releases the loan funds to the loan issuing account according to the withdrawal application of Party A, Party A shall independently pay the funds to its transaction partner. Party A shall ensure that its transaction object is in accordance with the specific purpose and transaction information of the loan.

Ii. Party B is entrusted to make the payment.

Party A irrevocably entrusts Party B to pay the loan funds to Party A’s transaction object. Party B shall transfer the loan funds to the loan issuing account and then pay the loan funds directly from the loan issuing account to the account of Party A’s transaction object.Party A shall not dispose of the loan funds in any form (including but not limited to transfer and withdrawal).Party A shall bear the risks, liabilities and losses caused by failure, error and delay in payment of the loan fund due to incomplete, untrue, inaccurate, inconsistent with the specific purpose of the loan, conflict of information and other reasons not attributable to Party B. Party B shall not bear any responsibilities. Party A shall indemnify Party B for all losses incurred thereby.

Iii. Party B shall be deemed to have fulfilled the loan obligation as soon as the loan funds are entered into the loan issuing account, no matter Party B is entrusted to pay the loan or Party A pays the loan independently.Party A shall ensure that the loan issuing account is in normal condition (including but not limited to not being frozen by the authority). Party A shall bear all risks, responsibilities and losses arising from the freezing and deduction of the loan funds by the authorized authority after the loan funds enter the loan issuing account.Party A shall compensate Party B for all losses incurred thereby.

Article 7 Account Use and Supervision

1. Loan issuing account

The loan issuing account hereunder is the account opened by Party A in Party B (account number: 32001615036052517356).

2. Fund Withdrawal Account

I. Party A shall use the existing account (account:) opened in Party B as the fund withdrawal account.

Ii. Party B shall have the right to manage the inflow and outflow of funds from the account.Specifically:

(1) The arrival time of the returned funds: the returned funds shall arrive before the maturity date of the loan .

(2) Other requirements put forward by Party B.

Article 8 Repayment

1. Repayment Principle

Party A’s repayment hereunder shall be made in accordance with the following principles:

Party B shall have the right to use the repayment made by Party A first to repay the expenses which should be borne by Party A and paid by Party B in advance as well as the expenses incurred by Party B to realize the creditor’s rights as agreed herein. The remaining amount shall be repaid in accordance with the principle of paying back the interest first and then the principal and interest with the principal.However, for the loans whose principal is overdue for more than 90 days or whose interest is overdue for more than 90 days, or for the loans whose interest is overdue for more than 90 days or for the loans otherwise provided for by laws, regulations or rules, Party A shall repay the aforesaid fees in accordance with the principle of first paying back the principal and then paying back the interest.

2. Payment of interest

Party A shall pay the interest due to Party B on the settlement date.The first interest Payment date is the first interest payment date after the loan is released.When the last payment is made, the interest is cleared with the principal.

3. Method of repayment

Party A shall, before the repayment date agreed herein, make sufficient funds payable for the current period in the fund collection account or other accounts opened by Party B and the personal account of the joint borrower and transfer the funds to repay the loan (Party B also has the right to transfer the funds from such account to repay the loan), or transfer the funds to repay the loan from other accounts on the repayment date agreed herein.

4. Repayment ahead of schedule

Party A’s interest on repayment in advance shall be calculated according to the actual days of payment and the loan interest rate specified in Article 5 hereof.

After the repayment in advance, the unrepaid loan shall still be subject to the loan interest rate agreed in this Contract.

Article 9 Rights and Obligations of Party A

I. Rights of Party A

(I) Party A shall have the right to apply to Party B for the use of the loan as agreed herein;

(II) The right to use the loan for the purposes agreed herein;(III) Party B shall have the right to require Party B to keep confidential the relevant financial information provided by Party A and the trade secrets related to production and business operation, unless otherwise stipulated by laws, regulations and rules, required by competent authorities or agreed by both parties;

(IV) The right to refuse Party B and its staff to ask for bribes, and the right to report to the relevant authorities for the above-mentioned acts or Party B’s violations of national laws and regulations concerning credit interest rates and service charges.

Ii. Obligations of Party A

(I) Withdraw funds in accordance with the provisions hereof, repay the principal and interest of the loan in full, and bear all expenses agreed herein;

(II) Provide relevant financial and accounting data, production and operation status data and other materials as required by Party B;

(III) Party A shall notify Party B in writing within 3 working days after the occurrence of material adverse events affecting its solvency or other situations threatening Party B’s creditor’s rights, or changes in its name, legal representative (person in charge), domicile, business scope, registered capital or articles of association of the company (enterprise) and other industrial and commercial registration items, together with relevant materials after the changes;

(IV) Party A shall use the loan according to the purpose agreed herein, and shall not usurp, divert or use bank loan to engage in illegal or illegal transactions. Party A shall not use the loan to invest in fixed assets, equity or other investments, or use the loan to invest in stocks or other securities or equity investment;Party A shall not use the loan for futures trading;It shall not be used for fields and purposes prohibited by the state to produce and operate, and shall not be used to replace liabilities arising from Party A’s fixed assets, equity and other investments; Shall cooperate with and accept Party B’s inspection and supervision of its production, operation and financial activities, use and payment of loans under the same terms, and shall cooperate with and accept Party B’s requirements for post-loan management;Shall not withdraw funds, transfer assets or use related party transactions;To avoid debts to Party B;Shall not take advantage of the false contract with the related parties to discount or pledge the creditor’s rights such as notes receivable and accounts receivable without actual trade background to the bank to extract bank funds or grant credit;Party A shall pay the loan fund in accordance with this contract, and shall not evade Party B’s entrusted payment by means of breaking the whole into pieces;

(v) If Party A uses the loan hereunder for manufacturing, it shall comply with relevant national regulations on environmental protection;

(VI) Before paying off the principal and interest of the loan to Party B, Party A shall not use the assets formed by the loan under this contract to provide guarantee to any third party without Party B’s consent;

(VII) If Party A is a group customer, it shall timely report to Party B the related transactions of more than 10% of Party A’s net assets, including: (1) the related relationship between the parties to the transaction; (2) Transaction items and nature of transactions; (3) the amount or corresponding proportion of the transaction; (4) pricing policies (including transactions with no amount or only a nominal amount);

(VIII) Written consent of Party B shall be obtained before Party A conducts merger, division, equity transfer, foreign investment, substantial increase in debt financing and other major matters.However, Party B’s written consent shall not affect Party B’s right to take the relief measures agreed herein in the future if Party B considers that the above actions may endanger the security of Party B’s debt;

(IX) Party A shall regularly report to Party B on the use and payment of the loan.

(x) The co-borrower and the borrowing enterprise shall have the same borrowing responsibility. Once Party B has issued the loan as agreed herein, Party B may claim all the creditor’s rights from either the borrowing enterprise or the co-borrower.Neither the borrowing enterprise nor the joint borrower shall refuse to repay Party B due to any agreement within the borrower or any other objection.The borrowing enterprise shall not refuse to perform the repayment obligation on the grounds that the loan has been used or misappropriated by the co-borrower, nor shall the co-borrower refuse to perform the repayment obligation on the grounds that the loan has been used or misappropriated by the borrowing enterprise.

Article 10 Rights and obligations of Party B

I. Party B shall have the right to require Party A to repay the principal, interest and fees of the loan on schedule, to manage and control the payment of the loan funds, to dynamically monitor Party A’s overall cash flow, to collect the loan in advance according to the withdrawal of Party A’s funds, and to exercise other rights agreed herein. And require Party A to perform its other obligations hereunder;

Ii. Grant the loan in accordance with provisions hereof, except for delay or failure caused by Party A or other reasons not attributable to Party B;

Iii. Party B shall keep confidential the relevant financial information provided by Party A and the business secrets related to production and operation, except as otherwise stipulated by laws, regulations and rules, or required by the competent authorities or agreed by both parties;

Iv. Party A and its staff shall not be offered or asked for or accepted bribes from them Bribe;

V. Do not act in bad faith or harm Party A’s legitimate interests. Article 11 Liability for breach of contract and remedies for situations that endanger Party B’s creditor’s rights

1. Circumstances and liabilities for breach of contract of Party B

(I) If Party B fails to issue the loan in accordance with this Contract without justifiable reasons, Party A may require Party B to continue to issue the loan in accordance with this Contract;

(II) If Party B has charged unchargeable interest or fees to Party A in violation of prohibitive provisions of national laws and regulations, Party A has the right to ask Party B to refund them.

Ii. Breach of Contract by Party A

(I) Party A breaches any provision hereof or breaches any legal obligation;

(II) Party A expressly or by its conduct indicates that it will not perform any of its obligations under this Contract.

Iii. Circumstances that may endanger the claims of Party B

(I) Any of the following circumstances which Party B considers may endanger the security of the debt rights hereunder: Contracting, custody (takeover), leasing, joint-stock reform, reduction of registered capital, investment, joint venture, merger, merger, acquisition and reorganization, division, joint venture, equity transfer, substantial increase of debt financing, (being) applied for business suspension and rectification, applied for dissolution, revoked, (being) applied for bankruptcy, and change of controlling shareholder/actual controller Or the transfer of major assets, production suspension, business closure, by the authority to impose a large fine, be registered, revoked business license, involved in major legal disputes, production and operation of serious difficulties or deterioration of financial conditions, credit status decline, the legal representative or the main responsible person can not normally perform their duties;

(II) Under any of the following circumstances, which Party B considers may endanger the security of creditor’s rights hereunder: Party A fails to perform other debts due (including debts due to institutions at all levels of China Construction Bank or other third parties), transfers property at low price or free of charge, relives debts of third parties, fails to exercise creditor’s rights or other rights, or provides guarantee for third parties; Party A’s financial indicators fail to consistently meet Party B’s relevant requirements;Abnormal capital fluctuations occur in any of Party A’s accounts (including but not limited to the fund withdrawal account and other accounts monitored by Party B); Party A has a material cross default event;Party A’s main business profitability is not strong;Abnormal use of loan funds;

(III) Party A’s shareholder abuses the independent status of the company legal person or the limited liability of the shareholder to evade debts, which Party B considers may endanger the security of the creditor’s rights hereunder;

(IV) Any of the preconditions for granting the loan agreed herein are not continuously met;

(V) One of the following circumstances occurs to the co-borrower or guarantor, which Party B considers may endanger the security of the creditor’s rights under this Contract:

1. Any breach of any provision or representation or warranty of this Contract or guaranty Contract In any falsity, error, omission;

2. Contract, custody (takeover), lease, joint-stock reform, reduction of registered capital, investment, joint venture, merger, merger, acquisition and reorganization, division, joint venture, transfer of share rights, substantial increase in debt financing, (being) applied for suspension of business for rectification, applied for dissolution, revoked, (being) applied for bankruptcy, change of controlling shareholder/actual controller or material assets Transfer, transfer of property at a low price or free of charge, waiver of third-party debts, lazy in exercising creditor’s rights or other rights, production suspension, business closure, by the authority to impose a high fine, be cancelled registration, revoked business license, involved in major legal disputes, serious difficulties in production and operation or deterioration of financial conditions, credit status decline, or no legal representative or main person in charge The normal performance of functions and duties under the law may affect the ability of the co-borrower or guarantor to undertake repayment or guarantee;

3. Other circumstances that may impair or threaten to impair the ability to repay or guarantee;

(VI) Under any of the following circumstances in the mortgage or pledge, which Party B considers may endanger the security of the creditor’s rights hereunder:

1. Damage, loss or decrease in value of the mortgaged property or the pledged property due to acts of a third party, state expropriation, confiscation, requisition, free recovery, demolition and relocation, changes in market conditions or any other reasons;

2. The mortgaged property or the pledged property is sealed up, seized, frozen, deducted, retained, auctioned, supervised by the administrative organ, or the ownership dispute occurs;

3. The mortgagor or pledgor violates any agreement or statement and guarantee of the mortgage contract or the pledge contract, and there is any falsehood, error or omission;

4. Other circumstances that may jeopardize the realization of Party B’s mortgage or pledge;

(VII) The guarantee is not established, not effective, invalid, revoked or discharged, and the surety breaches the contract or explicitly expresses or indicates by its conduct that it will not perform its surety obligations, or undertake Loss of the Insurer’s ability to guarantee in part or in whole, reduction of the value of the collateral and other circumstances which, in Party B’s opinion, may endanger the security of the claims under this Contract;Or other circumstances which Party B considers may endanger the security of the claims under this Contract.

Iv. Party B’s remedies

In case of any of the circumstances set forth in Paragraph 2 or Paragraph 3 of this Article, Party B shall have the right to exercise one or more of the following rights without prior notice:

(I) to stop issuing the loan;

(II) to supplement the conditions for the granting and payment of loans;

(III) Change the loan payment method in accordance with the provisions of this Contract;

(IV) Declare the loan to be due immediately and require Party A to immediately repay the principal, interest and charges of all debts due and not due hereunder;

(V) Adjust, cancel or terminate the loan amount or adjust the term of validity of the loan amount accordingly.

(VI) If Party A fails to use the loan for the agreed purpose, the interest and compound interest of the portion misappropriated by Party A shall be calculated and charged at the penalty interest rate and the settlement method agreed herein from the date of the loan being used for the agreed purpose to the date of full repayment of the principal and interest;

(VII) If the loan is overdue, for the loan principal and interest which Party A fails to repay on time (including the loan principal and interest which Party B declares to be due in whole or in part ahead of schedule), the interest and compound interest shall be calculated and charged according to the penalty interest rate and the settlement method agreed herein from the overdue date to the date of full repayment of the principal and interest.Overdue loan means that Party A fails to pay off the loan on time or repay the loan in installments beyond the agreed time limit of the plan.

Before the maturity of the loan, the interest that Party A fails to repay on time shall be compounded according to the loan interest rate and settlement method agreed herein;

(VIII) Other relief measures, including but not limited to:

1. Transfer and receive corresponding amounts in RMB or other currencies from the account opened by Party A in the China Construction Bank System without prior notice to Party A;

2. Exercising security rights;

3. Require Party A to provide new guarantees for all debts hereunder that meet Party B’s requirements;

4. Refuse Party A to dispose of the corresponding amount of deposits in the accounts opened by Party A in the China Construction Bank System (including but not limited to the fund withdrawal account);

5. Terminate this Contract.

Article 12 Other Provisions

I. Responsibility of expenses

1. All expenses (including but not limited to legal costs, arbitration fees, property preservation fees, travel expenses, execution fees, evaluation fees, auction fees, delivery fees, notice fees, attorney fees, etc.) incurred by Party A due to Party A’s breach of any provision hereof or Party B’s realization of the creditor’s rights shall be borne by Party A;

2. For other expenses, Party A and Party B agree as follows: Unless otherwise agreed herein, Party A shall bear the expenses of storage, appraisal, lawyer services, insurance and other expenses (if any) in connection with the financing hereunder as well as the expenses that can be borne by the financing Party in accordance with laws, regulations and rules; Party B shall bear the expenses incurred by Party B in conducting due diligence on the financing hereunder.

Ii. Use of Party A’s Information

Party A agrees that Party B shall inquire Party A’s credit standing with the Financial Credit Information Basic Database and other legally established credit investigation institutions, and agrees that Party B shall provide Party A’s information to the financial credit Information Basic Database.Party A also agrees that Party B may reasonably use and disclose Party A’s information for business purposes.

Iii. Notice collection

In case of Party A’s default on the principal and interest of the loan or any other breach of contract, Party B shall have the right to notify the relevant departments or units, and shall have the right to announce the collection through the news media.

Iv. Evidence validity of Party B’s records

Unless there is reliable and determined evidence to the contrary, Party B’s internal accounting records relating to principal, interest, expense and repayment records, documents and vouchers made or kept by Party B in the process of Party A’s handling of withdrawal, repayment and interest payments, and records and vouchers of Party B’s collection of loans shall constitute valid evidence that the creditor relationship between Party A and Party B is confirmed.Party A shall not raise any objection merely because the aforesaid records, records, documents and vouchers are made or kept by Party B alone.

V. Rights reserved

Party B’s rights under this Contract shall not affect or exclude any of its rights under laws, regulations and other contracts.Any indulgence, indulgence, preference or postponement of any breach or delay of any right hereunder shall not be deemed to be a waiver of any right or interest hereunder or an authorization or approval of any breach hereof, nor shall it limit, prevent or impede the continued exercise of such right or any other right thereof. Nor shall it cause Party B to assume any obligation or liability to Party A.

Vi. If Party A owes Party B other debts due in addition to the debts hereunder, Party B shall have the right to transfer the amount of RMB or other currencies in the account opened by Party A in China Construction Bank System to pay off any debts due first, and Party A agrees not to raise any objection.

Vii. Transfer and collection of payables

For all amounts payable by Party A under this Contract, Party B shall have the right to transfer and receive the corresponding amount in RMB or other currencies from the account opened by Party A in China Construction Bank System Payment without prior notice to Party A.If it is necessary to go through the procedures of foreign exchange settlement and sale or foreign exchange trading, Party A is obliged to assist Party B to go through the procedures, and the exchange rate risk shall be borne by Party A.

Viii. Dispute Resolution

Any dispute arising from the performance of this Contract may be settled through negotiation. If negotiation fails, it shall be settled in the first way of the following:

1. Party B shall bring a lawsuit to the people’s court of the place where Party B is domiciled.

2. Submit to the Arbitration Commission of ______ (the place of arbitration is______ ) for arbitration according to the application. The arbitration shall be conducted in accordance with the arbitration rules in force at the time of arbitration. The arbitration award is final. Both parties are binding.

During the litigation or arbitration, the provisions of this Contract which do not involve the disputed part shall remain to be performed.

Ix. Compulsory notarization

(I) Both Party A and Party B agree to apply to Beijing Citic Notary Office for notarization of creditor’s rights documents with compulsory execution effect in connection with this Contract, and both parties are fully aware of the meaning, content, procedure and validity of the notarization of creditor’s rights documents with compulsory execution effect.

(II) If Party A (i.e. If the borrower and the co-borrower are in breach of contract or may endanger the creditor’s rights of Party B as set forth in Article 11, Party B shall have the right to apply to a notary agency or entrust a third party to issue the Certificate of Execution and apply to the people’s court with jurisdiction for compulsory execution by virtue of the Notarial Certificate and the Certificate of Execution hereof without going through litigation procedures.Party A undertakes to voluntarily give up the right of defense and voluntarily accept the court with jurisdiction for compulsory execution according to law.

(III) Procedures for verifying the performance of the Agreement and the fact of breach of contract

First of all, Party B shall provide the notarial agency with the evidence that it has issued the loan to Party A in accordance with the provisions of this Contract and the application for enforcement.

Secondly, the parties hereto agree that the notarial agency shall adopt any of the following verification methods verify whether Party A is in breach of the contract stipulated in Article 11 or may endanger Party B’s debt rights. The verification method shall be based on the name, telephone number, address and email of the contact person reserved by Party A in this contract or notarization application form.Party A promises that it will notify the notary agency in writing of any change in the verification method; otherwise, the name, telephone number, address and E-mail of the contact person reserved by Party A in this Contract or notarization application form shall prevail.The contact person reserved by Party A: [Yinglai Wang] Address: [10-1314 Shen Gang Metropolitan Square, Xinwu District, Wuxi City] Contact number: [18112388986] Email address: [ylwang@huhutech.com.cn].Party A agrees that the notarial agency may issue the Execution Certificate according to the certifying materials provided by Party B under the following circumstances:

1. The notarial agency notifies Party A to reserve contact persons according to any of the above two ways of contact, but still cannot get in touch with them;

2. Party A has objections to the certification materials provided by Party B, but fails to provide contrary evidence or the contrary evidence is insufficient within three working days after receiving the notice from the notary public;

3. Party A has no objection to the certification materials provided by Party B.

(IV) This clause shall prevail over the clause of “VIII. Dispute Settlement Method” in this Contract.

X. Conditions for the validity of the Contract

This Contract shall come into force after the borrower authorizes the principal to represent the borrower and click “Confirm” as the co-borrower himself and completes the electronic channel secret inspection operation.

If the contract is signed offline, the contract shall come into force after it is signed by the Borrower’s legal representative (responsible person) or authorized agent and affixed with the official seal, signed by the joint Borrower or authorized agent and signed by the person in charge or authorized agent of Party B and affixed with the official seal.

In the process of handling the business hereunder, the Lender shall conduct online banking and hand banking in China Construction Bank Tips, announcements, general knowledge and other information materials expressed to the Borrower by the Bank and other channels in connection with the business shall be an integral part of this Contract.

Ⅺ. Other agreed matters

1. The parties hereto acknowledge and agree that: This Contract shall be signed by means of data messages approved by the parties;The electronic signature used by the Borrower in the Lender’s electronic system shall be the reliable electronic signature agreed by the parties;The Borrower logs in to the Lender’s electronic system in the mode of identity authentication recognized by both parties. Any operation after passing such mode shall be deemed to be done by the Borrower (or its authorized agent) and the Borrower undertakes to be liable for the legal consequences arising therefrom.

2. When the Borrower transacts the loan through the Lender’s e-banking channel, it shall abide by the e-banking service Agreement and the relevant business rules published by the Lender through its network, website or e-banking channels from time to time. The foregoing agreement and business rules shall be supplemented by the rights and obligations between the Parties hereunder.

3. Agree on the delivery clause

Party A and Party B agree as follows on the place of service and legal consequences of various notices, agreements and documents related to this Contract:

(1) Address for service

1) Party A confirms that its effective delivery address is:

Borrower: 3-1208 Tian ‘an Wisdom City, 228 Linghu Avenue, Xinwu District, Wuxi City, Jiangsu Province

Co-borrower: A3-1208, Tian ‘an Smart City, Wuxi

2) Party B confirms that its valid delivery address is 88 Wuai Road

(2) The applicable scope of the delivery address

The above address shall apply to the service of all kinds of notices, agreements and documents related to this Contract, including but not limited to the service of all kinds of notices, agreements and other documents during the performance of this Contract, as well as the service of relevant documents and legal documents in case of disputes arising from this Contract. It also includes the service of relevant documents in the first instance, second instance, retrial and execution procedures after the disputes enter into arbitration, civil proceedings and other procedures.

(3) Change of service address

1) If Party A needs to change the service address, it shall notify Party B in writing five (5) working days in advance and the written notice shall be delivered to Party B’s service address;

2) If Party B needs to change the delivery address, it shall notify Party A by any means other than writing, mail, short message or announcement.

3) If either party changes its address in arbitration or civil action, it shall also perform the obligation to notify the arbitration institution or the court in writing.

4) After a party performs the obligation of notification of change as agreed above, its changed delivery address shall be the effective delivery address; otherwise, the previously confirmed delivery address shall remain the effective delivery address.

(4) Legal consequences

1) If the notice, agreement, legal documents and other documents fail to be actually received by the Party due to inaccurate address provided or confirmed by either party, failure to perform notification obligations in the aforementioned manner after the address is changed, or refusal by such party or its designated receiver to sign for receipt, the date of delivery of the documents shall be deemed as the date of delivery;In the case of direct service, the date of service shall be the date on which the person on the spot records the information on the return certificate of service.

2) For the above address, the arbitration institution or the court may serve the service by direct mail. Even if the parties fail to receive the documents served by mail by the arbitral organ or court, they shall be deemed to have been served because of the above agreement.

4. The price and additional charges under this contract are tax inclusive of VAT. Unless otherwise agreed by the parties.

5. Invoice

5.1 Party B shall issue the invoice in accordance with Item (A) below:

(1) If Party A requests for invoicing, Party B shall issue a VAT invoice for the amount payable in accordance with the law upon receipt of the payment made by Party A.

(2) Other Provisions:

5.2 Billing information provided by Party A

Company name (full name) :

Taxpayer identification Number:

Bank account:

Bank of deposit:

Address:

Tel: 18112388986

5.3 If it is necessary to cancel the invoice or issue the invoice with red letters, Party A shall provide timely assistance as required by Party B.If Party A fails to void an invoice or issue a red-letter invoice due to reasons attributable to Party A, Party A shall compensate Party B for all losses, including but not limited to taxes, additional taxes, fines and late fees.

6. If Party A is an overseas institution of the People’s Republic of China, and the price and other fees hereunder are subject to tax incentives in accordance with laws, regulations, rules or relevant provisions of the relevant authorities and need to be recorded for tax purposes, Party A shall, as required by Party B, timely provide Party B with sufficient and accurate VAT tax incentives recorded for tax purposes to assist Party B in completing tax collection filing, etc.

Article 13 Declaration Clause

I. Party A is well aware of Party B’s business scope and authorized authority.

Ii. Party A has read all terms and conditions of this Contract.At the request of Party A, Party B has made the corresponding terms and conditions of this Contract.Party A has fully known and understood the meaning of the terms of this Contract and the corresponding legal consequences.

Iii. Party A’s execution and performance of obligations hereunder are in accordance with laws, administrative regulations, rules and provisions of Party A’s articles of association or internal organization documents, and have been approved by the company’s internal and/or national authorities.

Iv. Party A’s production and operation are legal and compliant;

V. Party A has sustainable operation capability and legal repayment sources;

Vi. Party A undertakes that all the loans hereunder shall be based on the real needs of the specific purposes of the loans and shall not exceed its actual needs.

Vii. Party A and its controlling shareholders have good credit standing and no significant bad record.

Viii. Party B shall have the right to entrust other branches of China Construction Bank to issue the loan hereunder and exercise and perform Party B’s rights and obligations hereunder. Party A has no objection to this.

Ix. Party A declares that it and its important affiliates do not have any behavior or situation in violation of environmental and social risk management laws, regulations and rules when entering into this Contract, and undertakes to strengthen its and its important affiliates’ environmental and social risk management and strictly abide by laws, regulations and rules related to environmental and social risk management after entering into this Contract. To prevent environmental and social hazards and related risks (including but not limited to environmental and social problems related to energy consumption, pollution, land, health, safety, resettlement, ecological protection, energy conservation and emission reduction, climate change, etc.) caused by construction, production and business activities. Party B acknowledges that Party B shall have the right to supervise Party A’s environmental and social risk management and shall have the right to require Party A to submit environmental and social risk reports.If the above statement of Party A is false or the above commitment is not performed, or Party A may cause environmental and social risks, Party B has the right to stop granting credit to Party A (including but not limited to refusing to issue loans, provide financing, issue letters of guarantee or letters of credit or banker’s acceptance, etc.). Or declare the principal and interest of creditor’s rights (including but not limited to loans, financing, advances made or may occur, etc.) to expire in advance, or take other relief measures agreed herein or permitted by law.

Party A (Borrower)

Borrower: JParty A (Borrower)

Borrower: Jiangsu Huhu Electromechanical Technology Co., LTD

Legal representative or authorized client:

Co-borrower:

Party B (Lender): China Construction Bank Corporation Wuxi Branch

Signed on: November 3, 2021

(The following signature seal office only applies to the offline contract signing mode)

Party A (official seal) :

Legal representative (responsible person) or authorized agent (signature) :

Co-borrower (signature) :

Date:

Party B (official seal) :

Person in charge or authorized agent (Signature) :

Date: